Exhibit 10.4

ACREAGE HOLDINGS, INC.

- and -

ODYSSEY TRUST COMPANY

SUPPLEMENTAL WARRANT INDENTURE

September 23, 2020

SUPPLEMENTAL WARRANT INDENTURE

THIS SUPPLEMENTAL WARRANT INDENTURE (the “Supplemental Warrant Indenture”) is dated as of September 23, 2020.

BETWEEN:

ACREAGE HOLDINGS, INC., a corporation existing under the laws of British Columbia (the “Corporation”),

- and -

ODYSSEY TRUST COMPANY, a trust company incorporated under the laws of Alberta and authorized to carry on business in the provinces of Alberta and British Columbia (the “Warrant Agent”)

WHEREAS on June 27, 2019, the Corporation implemented an arrangement under section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) with Canopy Growth Corporation (“Canopy Growth”) pursuant to the arrangement agreement between the Corporation and Canopy Growth dated April 18, 2019, as amended on May 15, 2019 (the “Arrangement Agreement”);

AND WHEREAS the Corporation entered into a warrant indenture dated as of February 10, 2020 (the “Warrant Indenture”) with Odyssey Trust Company (the “Warrant Agent”) providing for the issuance of up to 10,141,987 Class A subordinate voting share purchase warrants of the Corporation, each of which when originally issued was exercisable to acquire one Class A subordinate voting share of the Corporation (the “Subordinate Voting Shares”) at an exercise price of $5.80 per Subordinate Voting Share at any time prior to 4:00 p.m. on February 10, 2025;

AND WHEREAS on March 2, 2020, the Corporation issued 6,085,192 Subordinate Voting Share purchase warrants (the “Warrants”) to certain warrantholders (the “Warrantholders”) under the Warrant Indenture;

AND WHEREAS on June 24, 2020, Canopy Growth and the Corporation entered into a proposal agreement (the “Proposal Agreement”) proposing to, among other things, amend the Arrangement Agreement and implement an amended and restated plan of arrangement pursuant to the BCBCA (the “Amended Arrangement”);

AND WHEREAS pursuant to certain letter agreements entered into between the Corporation and the Warrantholders, and in connection with the implementation of the Amended Arrangement, the Corporation has agreed to lower the exercise price of the Warrants from $5.80 per Subordinate Voting Share to $4.00 per Subordinate Voting Share (the “Exercise Price”);

AND WHEREAS under the terms of the Proposal Agreement, the Corporation has agreed to undertake a reorganization of its capital (the “Capital Reorganization”), pursuant to which, among other things, each Subordinate Voting Share shall be exchanged for 0.7 of a Class E subordinate voting share (each whole share, a “Fixed Share”) and 0.3 of a Class D subordinate voting share (each whole share, a “Floating Share”) immediately after the effective time of the Amended Arrangement (the “Amendment Time”);

AND WHEREAS in accordance with the Amended Arrangement, each Warrant outstanding at the Amendment Time will be exchanged for: (i) 0.7 of a Fixed Share purchase warrant, each whole Fixed Share purchase warrant (a “Fixed Warrant”) exercisable to purchase one Fixed Share; and (ii) 0.3 of a Floating Share purchase warrant, each whole Floating Share purchase warrant (a “Floating Warrant”, and together with the Fixed Warrants, the “Replacement Warrants”) exercisable to purchase one Floating Share, each at an exercise price equal to $4.00 (the “Exercise Price”);

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AND WHEREAS the Amended Arrangement was approved by the shareholders of the Corporation at a meeting held September 16, 2020 and by the Supreme Court of British Columbia by a final order granted on September 18, 2020, and became effective at 12:01 a.m. (Vancouver time) on the date hereof;

AND WHEREAS the term to expiry, conditions to and manner of exercise and other terms and conditions of each Fixed Warrant and each Floating Warrant will be otherwise the same as they were prior to the Amendment Time, as adjusted to take into account the Amended Arrangement;

AND WHEREAS the Capital Reorganization constitutes a “capital reorganization” pursuant to the provisions of the Warrant Indenture (and in particular pursuant to Section 4.1(d) of the Warrant Indenture);

AND WHEREAS the provisions of the Warrant Indenture (and in particular sections 4.1(d) and 8.1 of the Warrant Indenture) provide that upon the happening of a capital reorganization a supplemental indenture setting forth the adjustments required as a result of the capital reorganization shall be entered into;

AND WHEREAS the Corporation has delivered to the Warrant Agent a Certificate of Adjustment pursuant to Section 4.6 of the Warrant Indenture;

AND WHEREAS the recitals in this Supplemental Warrant Indenture are made as representations and statements of fact by the Corporation and not by the Warrant Agent;

AND WHEREAS the Corporation and the Warrant Agent wish to enter into this Supplemental Warrant Indenture to give effect to the necessary amendments to the Warrant Indenture effective as of the Amendment Time.

NOW THEREFORE THIS SUPPLEMENTAL WARRANT INDENTURE WITNESSES, and it is hereby covenanted, agreed and declared as follows:

Article 1
INTERPRETATION

1.1	Supplemental Indenture.

This Supplemental Warrant Indenture is a supplemental indenture in accordance with Article 8 of the Warrant Indenture. The Warrant Indenture and this Supplemental Warrant Indenture will be read together and have effect so far as practicable as though all of the provisions of all such indentures were contained in one instrument. The terms “this Supplemental Warrant Indenture”, “this supplemental indenture”, “this indenture”, “herein”, “hereof”, “hereby”, “hereunder”, and similar expressions, unless the context otherwise specifies or requires, refer to the Warrant Indenture and this Supplemental Warrant Indenture and not to any particular Article, section or other portion, and include every instrument supplemental or ancillary to this Supplemental Warrant Indenture.

1.2	Definitions.

All terms used but not defined in this Supplemental Warrant Indenture have the meanings ascribed to them in the Warrant Indenture, as such meanings may be amended by this Supplemental Warrant Indenture.

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1.3	Applicable Law.

This Supplemental Warrant Indenture shall be construed and enforced in accordance with the laws of the Province of Ontario and federal laws of Canada applicable therein and shall be treated in all respects as an Ontario contract.

Article 2
AMENDMENTS AND ADJUSTMENTS TO THE WARRANT INDENTURE

2.1	Amendments and Adjustments to the Warrant Indenture.

The Corporation and the Warrant Agent agree that effective as of the Effective Time:

(a)	Section 1.1 of the Warrant Indenture is amended by:

(i)	Deleting the definition of “Arrangement Agreement” and replacing it with the following:

“Arrangement Agreement” means the arrangement agreement between the Corporation and Canopy Growth Corporation dated April 28, 2019, as amended on May 15, 2019 and September 23, 2020.

(ii)	Deleting the definition of “Current Market Price” and replacing it with the following:

“Current Market Price” of the Fixed Shares or the Floating Shares, as applicable, at any date means the greater of (a) the closing trading price per Fixed Share or Floating Share, respectively, on the CSE on the Trading Day immediately prior to such date, and (b) the volume weighted average of the trading price per Fixed Share or Floating Share, as applicable, for such Fixed Share or Floating Share, respectively, for each day there was a closing price for the 20 consecutive Trading Days ending five days prior to such date on the CSE or, if on such date the Fixed Shares or Floating Shares, as applicable, are not listed on the CSE, on such stock exchange upon which such Fixed Shares or Floating Shares, as applicable, are listed and as selected by the directors of the Corporation or, if such Fixed Shares or Floating Shares, as applicable, are not listed on any stock exchange then on such over the counter market as may be selected for such purpose by the directors of the Corporation acting reasonably, or, if not traded on any recognized market or exchange or over-the-counter market, as determined by the Corporation, acting reasonably.

(iii)	Deleting the definition of “Exercise Price” in the Warrant Indenture and replacing it with the following:

“Exercise Price” means, collectively, the Fixed Exercise Price and the Floating Exercise Price, or any of them, as the context may require.

(iv)	Adding the following definition of Fixed Exercise Price:

“Fixed Exercise Price” means the price at which a Fixed Share may be purchased by the exercise of a Fixed Warrant, which is initially $4.00 per Fixed Share, payable in immediately available United States funds, subject to adjustment in accordance with the provisions of Section 4.1.

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(v)	Adding the following definition of Fixed Shareholders:

“Fixed Shareholders” means the holders of Fixed Shares.

(vi)	Adding the following definition of Fixed Shares:

“Fixed Shares” means, subject to Article 4, fully paid and non-assessable Class E subordinate voting shares in the capital of the Corporation as presently constituted.

(vii)	Adding the following definition of Fixed Warrants:

“Fixed Warrants” means the Fixed Share purchase warrants of the Corporation created by and authorized by and issuable under this Indenture, to be issued and countersigned hereunder as a Warrant Certificate and/or Uncertificated Warrant held through the book entry registration system on a no certificate issued basis, entitling the holder or holders thereof to purchase up to 4,259,633 Fixed Shares (subject to adjustment as herein provided) at the Fixed Exercise Price prior to the Expiry Time and, where the context so requires, also means the warrants issued and Authenticated hereunder, whether by way of Warrant Certificate or Uncertificated Warrant.

(viii)	Adding the following definition of Floating Exercise Price:

“Floating Exercise Price” means the price at which a Floating Share may be purchased by the exercise of a Floating Warrant, which is initially $4.00 per Floating Share, payable in immediately available United States funds, subject to adjustment in accordance with the provisions of Section 4.1.

(ix)	Adding the following definition of Floating Shares:

“Floating Shares” means, subject to Article 4, fully paid and non-assessable Class D subordinate voting shares in the capital of the Corporation as presently constituted.

(x)	Adding the following definition of Floating Shareholders:

“Floating Shareholders” means the holders of Floating Shares.

(xi)	Adding the following definition of Floating Warrants:

“Floating Warrants” means the Floating Share purchase warrants of the Corporation created by and authorized by and issuable under this Indenture, to be issued and countersigned hereunder as a Warrant Certificate and/or Uncertificated Warrant held through the book entry registration system on a no certificate issued basis, entitling the holder or holders thereof to purchase up to 1,825,556 Floating Shares (subject to adjustment as herein provided) at the Fixed Exercise Price prior to the Expiry Time and, where the context so requires, also means the warrants issued and Authenticated hereunder, whether by way of Warrant Certificate or Uncertificated Warrant.

(xii)	Deleting the definition of “Multiple Voting Shares” in the Warrant Indenture and replacing it with the following:

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“Multiple Voting Shares” means fully paid and non-assessable Class F multiple voting shares in the capital of the Corporation as presently constituted.

(xiii)	Adding the following definition of Registered Fixed Warrantholders:

“Registered Fixed Warrantholders” means the persons who are registered owners of Fixed Warrants as such names appear on the register, and for greater certainty, shall include the Depository as well as the holders of Uncertificated Fixed Warrants appearing on the register of the Warrant Agent.

(xiv)	Adding the following definition of Registered Fixed Warrantholders:

“Registered Floating Warrantholders” means the persons who are registered owners of Floating Warrants as such names appear on the register, and for greater certainty, shall include the Depository as well as the holders of Uncertificated Floating Warrants appearing on the register of the Warrant Agent.

(xv)	Deleting the definition of “Registered Warrantholders” in the Warrant Indenture and replacing it with the following:

“Registered Warrantholders” means, collectively, the Registered Fixed Warrantholders and the Registered Floating Warrantholders, or any one of them, as the context may require.

(xvi)	Deleting the definition of “Shareholders” in the Warrant Indenture and replacing it with the following:

“Shareholders” means, collectively, the Fixed Shareholders and the Floating Shareholders, or any one of them, as the context may require.

(xvii)	Deleting the definition of “Subordinate Voting Shares” in the Warrant Indenture and replacing it with the following:

“Subordinate Voting Shares” means, collectively, the Fixed Shares and the Floating Shares, or any one of them, as the context may require.

(xviii)	Adding the following definition of Uncertificated Fixed Warrant:

“Uncertificated Fixed Warrant” means any Fixed Warrant which is not evidenced by a Warrant Certificate.

(xix)	Adding the following definition of Uncertificated Floating Warrant:

“Uncertificated Floating Warrant” means any Floating Warrant which is not evidenced by a Warrant Certificate.

(xx)	Deleting the definition of “Uncertificated Warrant” in the Warrant Indenture and replacing it with the following:

“Uncertificated Warrant” means, collectively, any Uncertificated Fixed Warrant or Uncertificated Floating Warrant, as the context may require.

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(xxi)	Deleting the definition of “Warrants” in the Warrant Indenture and replacing it with the following:

“Warrants” means, collectively, the Fixed Warrants and the Floating Warrants, or any one of them, as the context may require.

(xxii)	Deleting the definition of “Warrant Shares” in the Warrant Indenture and replacing it with the following:

“Warrant Shares” means, collectively, the Fixed Shares issuable upon exercise of a Fixed Warrant and the Floating Shares issuable upon exercise of a Floating Warrant, as the context may require.

(b)	Section 2.1 of the Warrant Indenture is hereby deleted and replaced with the following:

A maximum of 4,259,633 Fixed Warrants and 1,825,556 Floating Warrants (subject to adjustment as herein provided) are hereby created and authorized to be issued in accordance with the terms and conditions hereof. Registration of interests in Warrants held by the Depository may be evidenced by a position appearing on the register for Warrants of the Warrant Agent for an amount representing the aggregate number of such Warrants outstanding from time to time.

(c)	Section 2.2(1) of the Warrant Indenture is hereby deleted and replaced with the following:

Subject to the applicable conditions for exercise set out in Article 3 having been satisfied and subject to adjustment in accordance with Section 4.1: (i) each whole Fixed Warrant shall entitle each Warrantholder thereof, upon exercise at any time after the Issue Date and prior to the Expiry Time, to acquire one Fixed Share upon payment of the Fixed Exercise Price; and (ii) each whole Floating Warrant shall entitle each Warrantholder thereof, upon exercise at any time after the Issue Date and prior to the Expiry Time, to acquire one Floating Share upon payment of the Floating Exercise Price.

(d)	Section 2.4 of the Warrant Indenture is hereby deleted and replaced with the following:

All Fixed Warrants shall rank equally and without preference over other Fixed Warrants, and all Floating Warrants shall rank equally and without preference over other Floating Warrants, whatever may be the actual date of issue thereof.

(e)	Subparagraph (a) of Section 2.9(1) of the Warrant Indenture is hereby deleted and replaced with the following:

(a) the name and address of the Registered Warrantholder, the date of Authentication thereof, and the number and type of Warrants held by such Registered Warrantholder.

(f)	Section 3.1 of the Warrant Indenture is hereby deleted and replaced with the following:

Subject to the provisions of this Indenture, each Registered Warrantholder may exercise the right conferred on such holder to subscribe for and purchase: (i) one Fixed Share for each Fixed Warrant; and (ii) one Floating Share for each Floating Warrant, in each case, on or after the Issue Date and prior to the Expiry Time and in accordance with the conditions herein.

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(g)	Pursuant to Section 4.1(h) of the Warrant Indenture, the term “Subordinate Voting Shares” where used in Article 4 of the Warrant Indenture shall be interpreted to mean the Fixed Shares and/or Floating Shares, as the context requires.

(h)	Section 5.2(a) of the Warrant Indenture shall be deleted and replaced with the following:

it will reserve and keep available a sufficient number of Fixed Shares and Floating Shares for the purpose of enabling it to satisfy its obligations to issue Warrant Shares upon the exercise of the Warrants.

(i)	Section 6.4(a) of the Warrant Indenture shall be deleted and replaced with the following:

the Registered Warrantholders of not less than 51% of the aggregate number of all the then outstanding Warrants shall have power (in addition to the powers exercisable by Extraordinary Resolution) by requisition in writing to instruct the Warrant Agent to waive any default hereunder and the Warrant Agent shall thereupon waive the default upon such terms and conditions as shall be prescribed in such requisition.

(j)	Adding the following section to the Warrant Indenture as Section 7.17:

Meetings of Registered Fixed Warrantholders and Registered Floating Warrantholders

For greater certainty, this Article 7 shall apply to meetings of Fixed Warrantholders and to meetings of Floating Warrantholders, as the context may require, mutatis mutandis.

(k)	Section 10.8 shall be renamed “Warrants Owned by the Corporation - Certificate to be Provided.”

(l)	The form of certificate for the Warrants attached as Schedule “A” to the Warrant Indenture shall be replaced with the form of certificate for the Fixed Warrants and the form of certificate for the Floating Warrants, substantially as set out in Schedule “A” and Schedule “B” attached hereto, respectively, with such insertions, omissions, substitutions or other variations as shall be required or permitted by the Warrant Indenture, and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of the Warrant Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto or with any rules or regulations of any securities exchange or securities regulatory authority or to conform with general usage, all as may be determined by the directors or officers of the Corporation executing such Replacement Warrants, in accordance with the Warrant Indenture.

Article 3
MISCELLANEOUS

3.1	Confirmation.

The provisions of the Warrant Indenture and Warrants remain in full force and effect and are hereby confirmed, unamended.

3.2	Further Assurances.

The parties shall, with reasonable diligence, do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Supplemental Warrant Indenture, and each party shall provide such further documents or instruments required by the other party as may be reasonably necessary or desirable to effect the purpose of this Supplemental Warrant Indenture and carry out its provisions.

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3.3	Counterparts.

This Supplemental Indenture may be executed in several counterparts, each of which so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument.

[Remainder of the page left blank]

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IN WITNESS WHEREOF the parties hereto have executed this Supplemental Warrant Indenture under the hands of their proper officers in that behalf as of the date first written above.

ACREAGE HOLDINGS, INC.

Per:	“William C. Van Faasen”
Name: William C. Van Faasen
Title: Interim Chief Executive Officer

ODYSSEY TRUST COMPANY

Per:	“Jenna Kaye”
Authorized Signatory

Per:	“Dan Sander”
Authorized Signatory

Acreage - Supplemental Warrant Indenture

Schedule “A”

Form of FIXED Warrant

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE AT OR BEFORE 4:00 PM (TORONTO, ONTARIO TIME) ON [INSERT DATE THAT IS 60 MONTHS FROM THE ISSUE DATE] (THE “EXPIRY DATE”) AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

Insert if required under Section 2.8(1)

“THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (2) PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT, OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, AND, IN EACH CASE, IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS, AFTER THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE OF EXEMPTION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LEGISLATION OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. ”UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

Insert if required under Section 2.8(3)

”UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY SHALL NOT TRADE THE SECURITY BEFORE FOUR MONTHS AND ONE DAY AFTER THE ORIGINAL DATE OF ISSUANCE OF THE SPECIAL WARRANT(S).”

”WITHOUT PRIOR WRITTEN APPROVAL OF THE CSE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CSE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL FOUR MONTHS AND ONE DAY AFTER THE ORIGINAL DATE OF ISSUANCE OF THE SPECIAL WARRANT(S).”

For all Warrants registered in the name of the Depository, also include the following legend:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO ACREAGE HOLDINGS, INC. (THE “ISSUER”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

WARRANT

To acquire Fixed Shares of

ACREAGE HOLDINGS, INC.

(existing under the laws of British Columbia, Canada)

Warrant Certificate No. ●	Certificate for ● Warrants, each entitling the holder to acquire one (1) Fixed Share CUSIP 00489Y147 ISIN CA00489Y1473

THIS IS TO CERTIFY THAT, for value received,

(the “Warrantholder”) is the registered holder of the number of Class E subordinate voting share purchase warrants (the “Warrants”) of Acreage Holdings, Inc. (the “Corporation”) specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture, to purchase at any time before the Expiry Time (as defined below) on [Insert Date that is 60 months from the Issue Date] (the “Expiry Date”) one fully paid and non-assessable Class E subordinate voting share without par value in the capital of the Corporation as constituted on the date hereof (a “Fixed Share”) for each Warrant, subject to adjustment in accordance with the terms of the Warrant Indenture (as hereinafter defined). “Expiry Time” means 4:00 p.m. (Toronto, Ontario time) on the Expiry Date.

The right to purchase Fixed Shares may only be exercised by the Warrantholder within the time set forth above by:

(a)            duly completing and executing the exercise form (the “Exercise Form”) attached hereto; and

(b)            surrendering this warrant certificate (the “Warrant Certificate”), with the Exercise Form to the Warrant Agent at the principal office of the Warrant Agent, in Calgary, Alberta, together with a certified cheque, bank draft or money order in the lawful money of Canada payable to or to the order of the Corporation in an amount equal to the purchase price of the Fixed Shares so subscribed for.

The surrender of this Warrant Certificate, the duly completed Exercise Form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at its principal office as set out above.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price payable for each Fixed Share upon the exercise of Warrants shall be $4.00 per Fixed Share (the “Exercise Price”).

Certificates for the Fixed Shares subscribed for will be mailed to the persons specified in the Exercise Form at their respective addresses specified therein or, if so specified in the Exercise Form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Fixed Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Fixed Shares not so purchased. No fractional Fixed Shares will be issued upon exercise of any Warrant.

This Warrant Certificate evidences Warrants of the Corporation issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”) dated as of February 10, 2020 between the Corporation and Odyssey Trust Company, as Warrant Agent, to which Warrant Indenture reference is hereby made for particulars of the rights of the holders of Warrants, the Corporation and the Warrant Agent in respect thereof and the terms and conditions on which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder, by acceptance hereof, assents. Any capitalized term in this Warrant Certificate that is not otherwise defined herein, shall have the meaning ascribed thereto in the Warrant Indenture. The Corporation will furnish to the holder, on request and without charge, a copy of the Warrant Indenture.

Notwithstanding any provision contained herein to the contrary, the Warrantholder shall not exercise any portion of the Warrants if the exercise of such portion of the Warrants would result in the Warrantholder, together with its affiliates and parties acting jointly and in concert with such persons (the “Attribution Group”) beneficially owning, or having control or direction over, 10% or more of the outstanding Fixed Shares (the “Warrant Ownership Threshold”). For purposes of calculating the Warrant Ownership Threshold, the number of Fixed Shares beneficially owned, or controlled or directed by, the Attribution Group shall include the number of Fixed Shares issuable upon exercise of such portion of the Warrants with respect to which such determination is being made, but shall exclude the number of Fixed Shares which are issuable upon (i) exercise of the Warrants in respect of which such determination is not being made and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Attribution Group or securities available to be borrowed under securities lending arrangements by any member of the Attribution Group that are, in each case, subject to a limitation on conversion or exercise analogous to the restrictions set forth in this paragraph. 1

On presentation at the principal office of the Warrant Agent as set out above, subject to the provisions of the Warrant Indenture and on compliance with the reasonable requirements of the Warrant Agent, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates entitling the holder thereof to purchase in the aggregate an equal number of Fixed Shares as are purchasable under the Warrant Certificate(s) so exchanged.

1 This paragraph is to be included only for Warrants issued to [REDACTED]

The Warrant Indenture contains provisions for the adjustment of the Exercise Price payable for each Fixed Share upon the exercise of Warrants and the number of Fixed Shares issuable upon the exercise of Warrants in the events and in the manner set forth therein.

The Warrant Indenture also contains provisions making binding on all holders of Warrants outstanding thereunder resolutions passed at meetings of holders of Warrants held in accordance with the provisions of the Warrant Indenture and instruments in writing signed by Warrantholders of Warrants entitled to purchase a specific majority of the Fixed Shares that can be purchased pursuant to such Warrants.

Nothing contained in this Warrant Certificate, the Warrant Indenture or elsewhere shall be construed as conferring upon the holder hereof any right or interest whatsoever as a holder of Fixed Shares or any other right or interest except as herein and in the Warrant Indenture expressly provided. In the event of any discrepancy between anything contained in this Warrant Certificate and the terms and conditions of the Warrant Indenture, the terms and conditions of the Warrant Indenture shall govern.

Warrants may only be transferred in compliance with the conditions of the Warrant Indenture on the register to be kept by the Warrant Agent in Calgary, Alberta, or such other registrar as the Corporation, with the approval of the Warrant Agent, may appoint at such other place or places, if any, as may be designated, upon surrender of this Warrant Certificate to the Warrant Agent or other registrar accompanied by a written instrument of transfer in form and execution satisfactory to the Warrant Agent or other registrar and upon compliance with the conditions prescribed in the Warrant Indenture and with such reasonable requirements as the Warrant Agent or other registrar may prescribe and upon the transfer being duly noted thereon by the Warrant Agent or other registrar.

The Warrants evidenced hereby shall not be exercised by the holder hereof at any time that a registration statement under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) registering the Fixed Shares issuable upon the exercise of the Warrants evidenced hereby is not effective, unless an exemption from the registration requirements of the U.S. Securities Act is available and such holder provides evidence of the availability of such exemption reasonably satisfactory to the Corporation and the Warrant Agent, including an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance reasonably satisfactory to the Corporation) to such effect.

In this Warrant Certificate all references to “$” or any money amount are to United States dollars, unless otherwise noted.

Time is of the essence hereof.

This Warrant Certificate will not be valid for any purpose until it has been countersigned by or on behalf of the Warrant Agent from time to time under the Warrant Indenture.

The parties hereto have declared that they have required that these presents and all other documents related hereto be in the English language. Les parties aux présentes déclarent qu’elles ont exigé que la présente convention, de même que tous les documents s’y rapportant, soient rédigés en anglais.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be duly executed as of ___________, 2020.

ACREAGE HOLDINGS, INC.

By:
Authorized Signatory

Countersigned and Registered by:

ODYSSEY TRUST COMPANY

By:
Authorized Signatory

Date:

FORM OF TRANSFER

TO:       Odyssey Trust Company

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to _____________________________________________________________________________________________________________________(print name and address) a total of ____________________ Warrants represented by this Warrant Certificate and hereby irrevocably constitutes and appoints ____________________ as its attorney with full power of substitution to transfer the said securities on the appropriate register of the Warrant Agent.

☐	Check this box if the transfer is being made within the United States or to, or for the account or benefit of, a “U.S. person” (as defined in Rule 902(k) of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)). The undersigned represents, warrants and certifies that the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws, in which case the undersigned has furnished to the Corporation and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation and the Warrant Agent to such effect.

DATED this ____ day of_________________, 20____.

SPACE FOR GUARANTEES OF SIGNATURES (BELOW))
	) ) )	__________________________________ Signature of Transferor
_________________________________ Guarantor’s Signature/Stamp	) )	__________________________________ Name of Transferor

REASON FOR TRANSFER – For US Residents only (where the individual(s) or corporation receiving the securities is a US resident). Please select only one (see instructions below).

Gift	Estate	Private Sale	Other (or no change in ownership)

Date of Event (Date of gift, death or sale):	Value per Warrant on the date of event:

CAD OR	USD

CERTAIN REQUIREMENTS RELATING TO TRANSFERS – READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. All securityholders or a legally authorized representative must sign this form. The signature(s) on this form must be guaranteed in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

•	Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.

•	Canada: A Signature Guarantee obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust. The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”, sign and print their full name and alpha numeric signing number. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a “Signature & Authority to Sign Guarantee” Stamp affixed to the transfer (as opposed to a “Signature Guaranteed” Stamp) obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a Medallion Signature Guarantee with the correct prefix covering the face value of the certificate.

•	Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

OR

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by an authorized officer of Royal Bank of Canada, Scotia Bank or TD Canada Trust whose sample signature(s) are on file with the transfer agent, or by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”, “MEDALLION GUARANTEED” OR “SIGNATURE & AUTHORITY TO SIGN GUARANTEE”, all in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer unless there is a “SIGNATURE & AUTHORITY TO SIGN GUARANTEE” Stamp affixed to the Form of Transfer obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a “MEDALLION GUARANTEED” Stamp affixed to the Form of Transfer, with the correct prefix covering the face value of the certificate.

REASON FOR TRANSFER – FOR US RESIDENTS ONLY

Consistent with US IRS regulations, Odyssey Trust Company is required to request cost basis information from US securityholders. Please indicate the reason for requesting the transfer as well as the date of event relating to the reason. The event date is not the day in which the transfer is finalized, but rather the date of the event which led to the transfer request (i.e. date of gift, date of death of the securityholder, or the date the private sale took place).

EXERCISE FORM

TO:                       Acreage Holdings, Inc.

AND TO:              Odyssey Trust Company

The undersigned holder of the Warrants evidenced by this Warrant Certificate hereby exercises the right to acquire ____________ (A) Fixed Shares of Acreage Holdings, Inc.

Total Exercise Price Payable:
((A) multiplied by $4.00, subject to adjustment)

The undersigned hereby exercises the right of such holder to be issued, and hereby subscribes for, Fixed Shares that are issuable pursuant to the exercise of such Warrants on the terms specified in such Warrant Certificate and in the Warrant Indenture.

The undersigned hereby acknowledges that the undersigned is aware that the Fixed Shares received on exercise may be subject to restrictions on resale under applicable securities legislation.

Any capitalized term herein that is not otherwise defined herein, shall have the meaning ascribed thereto in the Warrant Indenture.

As at the time of exercise hereunder, the undersigned represents, warrants and certifies as follows:

☐	(A)	The undersigned holder (i) at the time of exercise of the Warrants and execution and delivery of this Exercise Form is not in the United States (as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)); (ii) is not a U.S. Person (as defined in Regulation S under the U.S. Securities Act); (iii) is not exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States; (iv) did not receive an offer to exercise the Warrants in the United States; and (v) represents and warrants that the exercise of the Warrants and the acquisition of the Warrant Shares occurred in an “offshore transaction” (as defined under Regulation S under the U.S. Securities Act); OR

☐	(B)	The undersigned holder has delivered to the Corporation an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance reasonably satisfactory to the Corporation) to the effect that the securities are registered pursuant to the U.S. Securities Act or an exemption from the registration requirements thereof and applicable state securities laws is available; OR

☐	(C)	The undersigned holder represents to the Corporation that (i) the undersigned is a U.S. Person or a person in the United States, (ii) the undersigned was the original purchaser of the Special Warrants from the Corporation and acquired the Warrants upon exercise of the Special Warrants or the undersigned is a transferee pursuant to Section 2.12 of the Warrant Indenture, and (iii) the undersigned is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act on the date hereof.

It is understood that the Corporation and Odyssey Trust Company may require evidence to verify the foregoing representation. If Box B above is checked, holders are encouraged to consult with the Corporation in advance to determine that the legal opinion tendered in connection with the exercise will be satisfactory in form and substance to the Corporation.

The undersigned hereby irrevocably directs that the said Fixed Shares be issued, registered and delivered as follows:

Name(s) in Full and Social Insurance Number(s) (if applicable)	Address(es)	Number of Fixed Shares

Please print full name in which certificates representing the Fixed Shares are to be issued. If any Fixed Shares are to be issued to a person or persons other than the registered holder, the registered holder must pay to the Warrant Agent all exigible transfer taxes or other government charges, if any, and the Form of Transfer must be duly executed.

Once completed and executed, this Exercise Form must be mailed or delivered to Odyssey Trust Company, c/o Corporate Trust.

DATED this ____day of _____, 20__.

)
)
)
Witness	)	(Signature of Warrantholder, to be the same as
	)	appears on the face of this Warrant Certificate)
)
)
Name of Registered Warrantholder

☐           Please check if the certificates representing the Fixed Shares are to be delivered at the office where this Warrant Certificate is surrendered, failing which such certificates will be mailed to the address set out above. Certificates will be delivered or mailed as soon as practicable after the surrender of this Warrant Certificate to the Warrant Agent.

Schedule “B”

Form of FLOATING Warrant

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE AT OR BEFORE 4:00 PM (TORONTO, ONTARIO TIME) ON [INSERT DATE THAT IS 60 MONTHS FROM THE ISSUE DATE] (THE “EXPIRY DATE”) AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

Insert if required under Section 2.8(1)

“THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (2) PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT, OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, AND, IN EACH CASE, IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS, AFTER THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE OF EXEMPTION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LEGISLATION OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. ”UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

Insert if required under Section 2.8(3)

”UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY SHALL NOT TRADE THE SECURITY BEFORE FOUR MONTHS AND ONE DAY AFTER THE ORIGINAL DATE OF ISSUANCE OF THE SPECIAL WARRANT(S).”

”WITHOUT PRIOR WRITTEN APPROVAL OF THE CSE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CSE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL FOUR MONTHS AND ONE DAY AFTER THE ORIGINAL DATE OF ISSUANCE OF THE SPECIAL WARRANT(S).”

For all Warrants registered in the name of the Depository, also include the following legend:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO ACREAGE HOLDINGS, INC. (THE “ISSUER”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

WARRANT

To acquire Floating Shares of

ACREAGE HOLDINGS, INC.

(existing under the laws of British Columbia, Canada)

Warrant	Certificate for ● Warrants, each entitling the holder to acquire one (1) Floating
Certificate No. ●	Share

CUSIP 00489Y154
ISIN CA00489Y1549

THIS IS TO CERTIFY THAT, for value received,

(the “Warrantholder”) is the registered holder of the number of Class D subordinate voting share purchase warrants (the “Warrants”) of Acreage Holdings, Inc. (the “Corporation”) specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture, to purchase at any time before the Expiry Time (as defined below) on [Insert Date that is 60 months from the Issue Date] (the “Expiry Date”) one fully paid and non-assessable Class D subordinate voting share without par value in the capital of the Corporation as constituted on the date hereof (a “Floating Share”) for each Warrant, subject to adjustment in accordance with the terms of the Warrant Indenture (as hereinafter defined). “Expiry Time” means 4:00 p.m. (Toronto, Ontario time) on the Expiry Date.

The right to purchase Floating Shares may only be exercised by the Warrantholder within the time set forth above by:

(a)           duly completing and executing the exercise form (the “Exercise Form”) attached hereto; and

(b)          surrendering this warrant certificate (the “Warrant Certificate”), with the Exercise Form to the Warrant Agent at the principal office of the Warrant Agent, in Calgary, Alberta, together with a certified cheque, bank draft or money order in the lawful money of Canada payable to or to the order of the Corporation in an amount equal to the purchase price of the Floating Shares so subscribed for.

The surrender of this Warrant Certificate, the duly completed Exercise Form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at its principal office as set out above.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price payable for each Floating Share upon the exercise of Warrants shall be $4.00 per Floating Share (the “Exercise Price”).

Certificates for the Floating Shares subscribed for will be mailed to the persons specified in the Exercise Form at their respective addresses specified therein or, if so specified in the Exercise Form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Floating Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Floating Shares not so purchased. No fractional Floating Shares will be issued upon exercise of any Warrant.

This Warrant Certificate evidences Warrants of the Corporation issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”) dated as of February 10, 2020 between the Corporation and Odyssey Trust Company, as Warrant Agent, to which Warrant Indenture reference is hereby made for particulars of the rights of the holders of Warrants, the Corporation and the Warrant Agent in respect thereof and the terms and conditions on which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder, by acceptance hereof, assents. Any capitalized term in this Warrant Certificate that is not otherwise defined herein, shall have the meaning ascribed thereto in the Warrant Indenture. The Corporation will furnish to the holder, on request and without charge, a copy of the Warrant Indenture.

Notwithstanding any provision contained herein to the contrary, the Warrantholder shall not exercise any portion of the Warrants if the exercise of such portion of the Warrants would result in the Warrantholder, together with its affiliates and parties acting jointly and in concert with such persons (the “Attribution Group”) beneficially owning, or having control or direction over, 10% or more of the outstanding Floating Shares (the “Warrant Ownership Threshold”). For purposes of calculating the Warrant Ownership Threshold, the number of Floating Shares beneficially owned, or controlled or directed by, the Attribution Group shall include the number of Floating Shares issuable upon exercise of such portion of the Warrants with respect to which such determination is being made, but shall exclude the number of Floating Shares which are issuable upon (i) exercise of the Warrants in respect of which such determination is not being made and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Attribution Group or securities available to be borrowed under securities lending arrangements by any member of the Attribution Group that are, in each case, subject to a limitation on conversion or exercise analogous to the restrictions set forth in this paragraph.2

On presentation at the principal office of the Warrant Agent as set out above, subject to the provisions of the Warrant Indenture and on compliance with the reasonable requirements of the Warrant Agent, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates entitling the holder thereof to purchase in the aggregate an equal number of Floating Shares as are purchasable under the Warrant Certificate(s) so exchanged.

2 This paragraph is to be included only for Warrants issued to [REDACTED].

The Warrant Indenture contains provisions for the adjustment of the Exercise Price payable for each Floating Share upon the exercise of Warrants and the number of Floating Shares issuable upon the exercise of Warrants in the events and in the manner set forth therein.

The Warrant Indenture also contains provisions making binding on all holders of Warrants outstanding thereunder resolutions passed at meetings of holders of Warrants held in accordance with the provisions of the Warrant Indenture and instruments in writing signed by Warrantholders of Warrants entitled to purchase a specific majority of the Floating Shares that can be purchased pursuant to such Warrants.

Nothing contained in this Warrant Certificate, the Warrant Indenture or elsewhere shall be construed as conferring upon the holder hereof any right or interest whatsoever as a holder of Floating Shares or any other right or interest except as herein and in the Warrant Indenture expressly provided. In the event of any discrepancy between anything contained in this Warrant Certificate and the terms and conditions of the Warrant Indenture, the terms and conditions of the Warrant Indenture shall govern.

Warrants may only be transferred in compliance with the conditions of the Warrant Indenture on the register to be kept by the Warrant Agent in Calgary, Alberta, or such other registrar as the Corporation, with the approval of the Warrant Agent, may appoint at such other place or places, if any, as may be designated, upon surrender of this Warrant Certificate to the Warrant Agent or other registrar accompanied by a written instrument of transfer in form and execution satisfactory to the Warrant Agent or other registrar and upon compliance with the conditions prescribed in the Warrant Indenture and with such reasonable requirements as the Warrant Agent or other registrar may prescribe and upon the transfer being duly noted thereon by the Warrant Agent or other registrar.

The Warrants evidenced hereby shall not be exercised by the holder hereof at any time that a registration statement under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) registering the Floating Shares issuable upon the exercise of the Warrants evidenced hereby is not effective, unless an exemption from the registration requirements of the U.S. Securities Act is available and such holder provides evidence of the availability of such exemption reasonably satisfactory to the Corporation and the Warrant Agent, including an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance reasonably satisfactory to the Corporation) to such effect.

In this Warrant Certificate all references to “$” or any money amount are to United States dollars, unless otherwise noted.

Time is of the essence hereof.

This Warrant Certificate will not be valid for any purpose until it has been countersigned by or on behalf of the Warrant Agent from time to time under the Warrant Indenture.

The parties hereto have declared that they have required that these presents and all other documents related hereto be in the English language. Les parties aux présentes déclarent qu’elles ont exigé que la présente convention, de même que tous les documents s’y rapportant, soient rédigés en anglais.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be duly executed as of ___________, 2020.

ACREAGE HOLDINGS, INC.

By:
Authorized Signatory

Countersigned and Registered by:

ODYSSEY TRUST COMPANY

By:
Authorized Signatory

Date:

FORM OF TRANSFER

TO:         Odyssey Trust Company

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to _________________________________________________________________________________________________________________________

_______________________________________________________________________________________________(print name and address) a total of ____________________ Warrants represented by this Warrant Certificate and hereby irrevocably constitutes and appoints ____________________ as its attorney with full power of substitution to transfer the said securities on the appropriate register of the Warrant Agent.

☐	Check this box if the transfer is being made within the United States or to, or for the account or benefit of, a “U.S. person” (as defined in Rule 902(k) of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)). The undersigned represents, warrants and certifies that the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws, in which case the undersigned has furnished to the Corporation and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation and the Warrant Agent to such effect.

DATED this ____ day of_________________, 20____.

SPACE FOR GUARANTEES OF SIGNATURES (BELOW))
	) ) )	__________________________ Signature of Transferor
_______________________________ Guarantor’s Signature/Stamp	) )	_____________________________ Name of Transferor

REASON FOR TRANSFER – For US Residents only (where the individual(s) or corporation receiving the securities is a US resident). Please select only one (see instructions below).

☐	Gift	☐	Estate	☐	Private Sale	☐	Other (or no change in ownership)

Date of Event (Date of gift, death or sale):	Value per Warrant on the date of event:

	☐CAD OR	☐USD

CERTAIN REQUIREMENTS RELATING TO TRANSFERS – READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. All securityholders or a legally authorized representative must sign this form. The signature(s) on this form must be guaranteed in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

•	Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.

•	Canada: A Signature Guarantee obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust. The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”, sign and print their full name and alpha numeric signing number. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a “Signature & Authority to Sign Guarantee” Stamp affixed to the transfer (as opposed to a “Signature Guaranteed” Stamp) obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a Medallion Signature Guarantee with the correct prefix covering the face value of the certificate.

•	Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

OR

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by an authorized officer of Royal Bank of Canada, Scotia Bank or TD Canada Trust whose sample signature(s) are on file with the transfer agent, or by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”, “MEDALLION GUARANTEED” OR “SIGNATURE & AUTHORITY TO SIGN GUARANTEE”, all in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer unless there is a “SIGNATURE & AUTHORITY TO SIGN GUARANTEE” Stamp affixed to the Form of Transfer obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a “MEDALLION GUARANTEED” Stamp affixed to the Form of Transfer, with the correct prefix covering the face value of the certificate.

REASON FOR TRANSFER – FOR US RESIDENTS ONLY

Consistent with US IRS regulations, Odyssey Trust Company is required to request cost basis information from US securityholders. Please indicate the reason for requesting the transfer as well as the date of event relating to the reason. The event date is not the day in which the transfer is finalized, but rather the date of the event which led to the transfer request (i.e. date of gift, date of death of the securityholder, or the date the private sale took place).

EXERCISE FORM

TO:                        Acreage Holdings, Inc.

AND TO:               Odyssey Trust Company

The undersigned holder of the Warrants evidenced by this Warrant Certificate hereby exercises the right to acquire ____________ (A) Floating Shares of Acreage Holdings, Inc.

Total Exercise Price Payable:
((A) multiplied by $4.00, subject to adjustment)

The undersigned hereby exercises the right of such holder to be issued, and hereby subscribes for, Floating Shares that are issuable pursuant to the exercise of such Warrants on the terms specified in such Warrant Certificate and in the Warrant Indenture.

The undersigned hereby acknowledges that the undersigned is aware that the Floating Shares received on exercise may be subject to restrictions on resale under applicable securities legislation.

Any capitalized term herein that is not otherwise defined herein, shall have the meaning ascribed thereto in the Warrant Indenture.

As at the time of exercise hereunder, the undersigned represents, warrants and certifies as follows:

☐	(A)	The undersigned holder (i) at the time of exercise of the Warrants and execution and delivery of this Exercise Form is not in the United States (as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)); (ii) is not a U.S. Person (as defined in Regulation S under the U.S. Securities Act); (iii) is not exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States; (iv) did not receive an offer to exercise the Warrants in the United States; and (v) represents and warrants that the exercise of the Warrants and the acquisition of the Warrant Shares occurred in an “offshore transaction” (as defined under Regulation S under the U.S. Securities Act); OR

☐	(B)	The undersigned holder has delivered to the Corporation an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance reasonably satisfactory to the Corporation) to the effect that the securities are registered pursuant to the U.S. Securities Act or an exemption from the registration requirements thereof and applicable state securities laws is available; OR

☐	(C)	The undersigned holder represents to the Corporation that (i) the undersigned is a U.S. Person or a person in the United States, (ii) the undersigned was the original purchaser of the Special Warrants from the Corporation and acquired the Warrants upon exercise of the Special Warrants or the undersigned is a transferee pursuant to Section 2.12 of the Warrant Indenture, and (iii) the undersigned is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act on the date hereof.

It is understood that the Corporation and Odyssey Trust Company may require evidence to verify the foregoing representation. If Box B above is checked, holders are encouraged to consult with the Corporation in advance to determine that the legal opinion tendered in connection with the exercise will be satisfactory in form and substance to the Corporation.

The undersigned hereby irrevocably directs that the said Floating Shares be issued, registered and delivered as follows:

Name(s) in Full and Social Insurance Number(s) (if applicable)	Address(es)	Number of Floating Shares

Please print full name in which certificates representing the Floating Shares are to be issued. If any Floating Shares are to be issued to a person or persons other than the registered holder, the registered holder must pay to the Warrant Agent all exigible transfer taxes or other government charges, if any, and the Form of Transfer must be duly executed.

Once completed and executed, this Exercise Form must be mailed or delivered to Odyssey Trust Company, c/o Corporate Trust.

DATED this ____day of _____, 20__.

)
)
)
Witness	)	(Signature of Warrantholder, to be the same as
	)	appears on the face of this Warrant Certificate)
)
)
Name of Registered Warrantholder

☐            Please check if the certificates representing the Floating Shares are to be delivered at the office where this Warrant Certificate is surrendered, failing which such certificates will be mailed to the address set out above. Certificates will be delivered or mailed as soon as practicable after the surrender of this Warrant Certificate to the Warrant Agent.